Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 6

dated January 3, 2012 to the

Intelligent Life® VUL Prospectus

dated May 1, 2011 and amended July 19, 2011, August 8, 2011 and October 28, 2011, and the

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2011 and amended July 19, 2011, August 8, 2011 and October 28, 2011, and the

Intelligent Variable Annuity® Prospectus

dated May 1, 2011 and amended July 19, 2011, August 8, 2011, October 5, 2011, and October 28, 2011

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Calamos Growth & Income Portfolio

Effective on the close of business July 30, 2012 (the “Closing Date”), Calamos Growth and Income Portfolio (the “Portfolio”) will be closed to new investors. Current contract holders or participants in the Portfolio as of the Closing Date may continue to invest in the Portfolio, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Portfolio will not be accepted.

For more information about these changes and about the portfolio generally, refer to the recent Supplement to the Calamos Growth & Income Portfolio prospectus.

A13378 (01/12)